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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 3, 1999



                                MAPICS, Inc.
             (Exact name of registrant as specified in its charter)


         Georgia                               000-18674                           04-2711580
(State or other jurisdiction           (Commission File Number)          (IRS Employer Identification No.)
     of incorporation)



                        1000 Windward Concourse Parkway
                           Alpharetta, Georgia  30005
                    (Address of Principal Executive Offices)

                                  678-319-8000
              (Registrant's telephone number, including area code)

                             5775-D Glenridge Drive
                            Atlanta, Georgia  30328
                                (Former Address)


                                  Page 1 of 2


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Item 5.  Other Events.


     Stephen R. Reynolds resigned from the Board of Directors of the Company effective August 3, 1999 citing other business and civic commitments as the reason for his resignation. Mr. Reynolds' term as a director was to have expired at the Company's 2000 Annual Meeting of Shareholders.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MAPICS, INC.
                                        (Registrant)



Date: August 9, 1999                 By /s/ William J. Gilmour
                                        ----------------------
                                        William J. Gilmour
                                        Chief Financial Officer, Vice
                                        President of Finance and Treasurer